                                  Exhibit 99.1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

DATED: 21 MAY, 2002

BAPEF INVESTMENTS XII, LIMITED               BARING ASIA PRIVATE EQUITY FUND LP4



By: /s/ Mr. A. W. Guille                     By: /s/ Mr. A. W. Guille
   --------------------------------             --------------------------------
Name: Mr. A. W. Guille                       Name: Mr. A. W. Guille
Title: Director                              Title: Director, Baring Asia (GP) Limited
                                                    As General Partner of BAPEF Advisers LP as
                                                    General Partner of the Baring Asia Private
                                                    Equity Fund LP4



BARING ASIA PRIVATE EQUITY FUND LP1          BARING ASIA PRIVATE EQUITY FUND
                                             CO-INVESTMENT LP



By: /s/ Mr. A. W. Guille                     By: /s/ Mr. A. W. Guille
   --------------------------------             --------------------------------
Name: Mr. A. W. Guille                       Name: Mr. A. W. Guille
Title: Director, Baring Asia (GP) Limited    Title: Director, Baring Asia (GP) Limited
       As General Partner of BAPEF Advisers         As General Partner of BAPEF Advisers LP as
       LP as General Partner of the Baring          General Partner of the Baring Asia Private
       Asia Private Equity Fund LP1                 Equity Co-Investment LP



BARING ASIA PRIVATE EQUITY FUND LP2          BAPEF ADVISERS LP



By: /s/ Mr. A. W. Guille                     By: /s/ Mr. A. W. Guille
   --------------------------------             --------------------------------
Name: Mr. A. W. Guille                       Name: Mr. A. W. Guille
Title: Director, Baring Asia (GP) Limited    Title: Director, Baring Asia (GP) Limited
       as General Partner of BAPEF Advisers         As General Partner of BAPEF Advisers LP
       LP as General Partner of the Baring
       Asia Private Equity Fund LP2



BARING ASIA PRIVATE EQUITY FUND LP3          BARING ASIA (GP) LIMITED



By: /s/ Mr. A. W. Guille                     By: /s/ Mr. A. W. Guille
   --------------------------------             --------------------------------
Name: Mr. A. W. Guille                       Name: Mr. A. W. Guille
Title: Director, Baring Asia (GP) Limited    Title: Director
       as General Partner of BAPEF Advisers
       LP as General Partner of the Baring
       Asia Private Equity Fund LP3
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